Exhibit 10.45
THIRD AMENDMENT
TO
SECURED SUBORDINATED PROMISSORY NOTE
DATED AS OF APRIL 9, 2004
     This Third Amendment is made as of the 7th day of March, 2006, by and among Virbac Corporation, a Delaware corporation, PM Resources, Inc., a Missouri corporation, St. Jon Laboratories, Inc., a California corporation, Francodex Laboratories, Inc., a Kansas corporation, Delmarva Laboratories, Inc., a Virginia corporation and Virbac AH, Inc., Delaware corporation (collectively, the “Borrowers”), and Virbac S.A., a company organized under the laws of the Republic of France (the “Holder”) (capitalized terms used but not defined herein shall have the meanings ascribed to such terms in that certain Secured Subordinated Promissory Note, dated April 9, 2004, in the original principal amount of $4,000,000.00 by and between the Borrowers and the Holder (as amended, modified or restated from time to time, the “Note”)).
     WHEREAS, the parties hereto desire to amend the Note as set forth herein; and
     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:
     1. The Note is hereby amended in the following respect:
     The Maturity Date of the Note is hereby changed to April 9, 2007. All sums owing under the Note shall be due and payable no later than this Maturity Date, and such date shall not be extended, except by written agreement of the Holder and Borrowers.
     2. Except as provided for in this Third Amendment, the Note, as amended, shall remain in full force and effect and is hereby reaffirmed.
     3. This Amendment shall be interpreted, construed and enforced in accordance with the laws of the State of Delaware.
Remainder of Page Intentionally Left Blank.
Signature Page Follows.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the date first written above.

BORROWERS:

VIRBAC CORPORATION
a Delaware corporation

By:	/s/ Jean M. Nelson

Name:	Jean M. Nelson
Title:	Executive Vice President and Chief
Financial Officer

PM RESOURCES, INC.
a Missouri corporation

By:	/s/ Jean M. Nelson

Name:	Jean M. Nelson
Title:	Executive Vice President and Chief
Financial Officer

ST. JON LABORATORIES, INC.
a California corporation

By:	/s/ Jean M. Nelson

Name:	Jean M. Nelson
Title:	Executive Vice President and Chief
Financial Officer

FRANCODEX LABORATORIES, INC.
a Kansas corporation

By:	/s/ Jean M. Nelson

Name:	Jean M. Nelson
Title:	Executive Vice President and Chief
Financial Officer

DELMARVA LABORATORIES, INC.
a Virginia corporation

By:	/s/ Jean M. Nelson

Name:	Jean M. Nelson
Title:	Executive Vice President and Chief
Financial Officer

VIRBAC AH, INC.
a Delaware corporation

By:	/s/ Jean M. Nelson

Name:	Jean M. Nelson
Title:	Executive Vice President and Chief
Financial Officer

HOLDER:

VIRBAC S.A.
a company organized under the laws of the
Republic of France

By:	/s/ Eric Maree

Name:	Eric Maree
Title:	President of the Management Board